SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  May 26, 1994



                       FHP INTERNATIONAL CORPORATION
          (Exact name of registrant as specified in its charter)



   Delaware                      0-14796                      33-0072502
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)


9900 Talbert Avenue, Fountain Valley, California                   92708
(Address of principal executive offices)                         (Zip Code)



    Registrant's telephone number including area code:  (714) 963-7233


      (Former name or former address, if changed since last report.) Not applicable.

Item 5.   Other Events.

          On May 26, 1994, FHP International Corporation ("FHP") and TakeCare, Inc. ("TakeCare") announced that they had set a dividend rate of 5.00% for the Series A Cumulative Convertible Preferred Stock to be issued to holders of TakeCare Common Stock in connection with the merger of TakeCare into a wholly-owned subsidiary of FHP.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          2.1 Amendment No 2. to Agreement and Plan of Merger, dated as of March 3, 1994, as amended, entered into as of May 25, 1994, by and among FHP International Corporation, FHP Sub, Inc. and TakeCare, Inc.

         99.1  Form of Joint Press Release dated May 26, 1994.

     Pursuant to the requirements of the Securities Exchange
Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FHP INTERNATIONAL CORPORATION




                         By: \s\ JACK D. MASSIMINO
                             Jack D. Massimino
                             Executive Vice President

DATED:  May 26, 1994